SUPPLEMENT TO THE PROSPECTUS
Supplement dated January 24, 2023, to the Prospectus dated April 29, 2022.

MFS® Total Return Series

Effective immediately, the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information" is restated in its entirety as follows:
Portfolio Manager(s)

Portfolio Manager	Since	Title
Steven Gorham	2002	Investment Officer of MFS
Alexander Mackey	2019	Investment Officer of MFS
Joshua Marston	2008	Investment Officer of MFS
Johnathan Munko	2019	Investment Officer of MFS

Effective immediately, the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund" is restated in its entirety as follows:
Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
Steven Gorham	Equity Securities Portfolio Manager	Employed in the investment area of MFS since 1992
Alexander Mackey	Investment Grade Debt Instruments Portfolio Manager	Employed in the investment area of MFS since 2001
Joshua Marston	Debt Instruments Portfolio Manager	Employed in the investment area of MFS since 1999
Johnathan Munko	Equity Securities Portfolio Manager	Employed in the investment area of MFS since 2010

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